UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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SPHERIX INCORPORATED

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY SHAREHOLDERS IN LIEU OF A MEETING

To the Shareholders of

Spherix Incorporated

We are writing to inform you that on November 15, 2012, shareholders holding a majority of our Common Stock have executed a written consent in lieu of a shareholder meeting, which we refer to herein as the “Written Consent”, to approve:

1.              An amendment to our Amended and Restated Certificate of Incorporation to increase the total number of shares of (i) Common Stock that the Company has the authority to issue from 2,500,000 shares to 50,000,000 shares and (ii) Preferred Stock that the Company has the authority to issue from 2,000,000 shares to 5,000,000 shares.

2.              The Spherix Incorporated 2012 Equity Incentive Plan.

3.              The issuance of shares of Common Stock upon exercise of the Series B Warrants as contemplated by the terms of the Securities Purchase Agreement (the “Purchase Agreement”), dated November 7, 2012, between the Company and the purchasers named therein (such transaction, the “Financing”), in accordance with NASDAQ listing rules.

These items, each a “Proposal” and collectively the “Proposals,” are more fully described in the accompanying Information Statement.  The Written Consent was taken pursuant to Section 228 of the General Corporation Laws of Delaware, our Amended and Restated Certificate of Incorporation and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the numbers of Common Stock required to approve the action at a meeting.  The accompanying Information Statement is being furnished to all of our shareholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing out shareholders of the action taken by the Written Consent before it becomes effective.  The accompanying Information Statement also serves as the notice required by Section 228 of the General Corporation Law of the State of Delaware of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s shareholders.  Because we are incorporating certain information by reference, the actions under the Written Consent cannot be taken or become effective sooner than 20 business days after the Information Statement is first sent or given to the Company’s shareholders.  Because the accompanying Information Statement is first being mailed to shareholders on November         , 2012, the Proposals described herein will become effective on or after December         , 2012.

This is not a notice of a special meeting of shareholders and no shareholder meeting will be held to consider any matter which is described herein.  THE ACCOMPANYING INFORMATION STATEMENT IS BEGING MAILED TO SHAREHOLDERS ON OR ABOUT NOVEMBER         , 2012.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Claire L. Kruger
Claire L. Kruger, Chief Executive Officer
and Chief Operating Officer

November         , 2012

SPHERIX INCORPORATED

6430 Rockledge Drive

Westmoreland Building #503

Bethesda, Maryland  20817

November       , 2012

INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement we refer to Spherix Incorporated, a Delaware corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of shareholders of the Company owning 483,657 shares of our Common Stock, or approximately 70%, of the issued and outstanding Common Stock (the “Majority Shareholders”).  The actions taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The close of business on November 15, 2012, the date that the Majority Shareholders gave their written consent, is the record date (the “Record Date”) for the determination of shareholders entitled to notice of the action by the Written Consent.

Pursuant to the Written Consent, the Majority Shareholders approved an amendment to our Amended and Restated Certificate of Incorporation, as amended, to increase the total number of shares of Common Stock that the Company has the authority to issue from 2,500,000 to 50,000,000 shares and the number of shares of Preferred Stock that the Company has the authority to issue from 2,000,000 to 5,000,000 shares;  to approve the Spherix Incorporated 2012 Equity Incentive Plan;  and the issuance of shares of Common Stock upon exercise of the Series B Warrants as contemplated by the terms of the Securities Purchase Agreement (the “Purchase Agreement”), dated November 7, 2012, between the Company and the purchasers named therein (such transaction, the “Financing”), including in accordance with the rules and regulations of The NASDAQ Stock Market (collectively, the “Proposals”).

The Proposals were unanimously approved by our Board of Directors on November 13, 2012.

This Information Statement contains a brief summary of the material aspects of each of the Proposals approved by the Board and the Majority Shareholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of certain corporate actions taken by the Majority Shareholders pursuant to the Written Consent.  In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Proposals in a timely manner.

Who is Entitled to Notice?

Each outstanding share of Common Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent.

What Vote is Required to Approve the Proposals?

The affirmative vote of a majority of the Common Stock outstanding on the Record Date is required for approval of the Proposals.  As of the Record Date, the Company had 691,463 shares of Common Stock issued and outstanding.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  However, because the Majority Shareholders, holding a majority of the outstanding Common Stock as of the close of business on the Record Date, voted in favor of the Proposals, no other shareholder consents will be obtained in connection with this Information Statement.

PROPOSAL 1

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INFORMATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 52,000,000

AND AUTHORIZED SHARES OF PREFERRED STOCK TO 5,000,000

APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

The Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), authorizes the issuance of 2,500,000 shares of Common Stock, $.01 par value, and 2,000,000 shares of Preferred Stock, $.01 par value. On November 13, 2012, the Board of Directors of the Company approved an amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 4,500,000 shares of Common Stock to 55,000,000 shares of Common Stock, consisting of 50,000,000 shares of Common Stock, par value $0.0001 per share and 5,000,000 shares of Preferred Stock, par value $0.0001 per share, all subject to shareholder approval.

Purpose and Effect of the Amendment

The Company currently has 2,500,000 authorized shares of Common Stock. As of November 15, 2012, the Company had 691,463 shares of Common Stock issued and outstanding;  one (1) share of Class B Preferred Stock issued and outstanding (convertible into four (4) shares of Common Stock);  and the Company has reserved approximately 72,898 shares of Common Stock for potential future issuance pursuant to the Company’s options, warrants and convertible preferred stock.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock and Preferred Stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Certificate of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

Notwithstanding the foregoing, except in connection with the reserved shares described above, the Company currently has no arrangements or understandings for the issuance of additional shares of Common Stock and Preferred Stock, although opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without further share action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each share.

The increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desire to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

A copy of the proposed amendment to the Company’s Certificate of Incorporation, as amended, is attached hereto as Attachment A. The amendment will become effective upon filing with the Delaware Secretary of State as required by the General Corporation Law of Delaware. It is anticipated that this will occur promptly following December         , 2012.

PROPOSAL 2

TO APPROVE THE SPHERIX INCORPORATED

2012 INCENTIVE COMPENSATION PLAN

The Board of Directors recommends that the shareholders approve the Spherix Incorporated 2012 Equity Incentive Plan (the “Plan”).

The purposes of the Plan are to provide long-term incentives and rewards to directors, officers, consultants, advisors and employees of the Company and its subsidiaries (“Participants”) to assist the Company in attracting and retaining individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of the Company’s shareholders by providing for the issuance of stock-based awards (“Awards”). The following is a summary of the principal features of the Plan.

Upon shareholder approval of the Plan, the Spherix Incorporated Amended And Restated 1997 Stock Option Plan will be terminated and no further stock options or stock grants will be granted thereunder.

A copy of the Plan is attached hereto as Attachment B.

Administration

The Plan is generally administered by a committee of two (2) or more independent, non-employee directors (the “Committee”). The Committee has the power to determine the Participants to whom Awards shall be made.  The Board of Directors also has the power to determine and administer Awards to the directors.

Awards under the Plan will generally be made pursuant to a written agreement between the Company and the Participant (the “Agreement”). In administering the Plan, the Committee has the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine the terms and provisions of each Agreement.

The members of the Committee are indemnified by the Company against the reasonable expenses incurred by them, including attorneys’ fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Plan.

The Board may amend, suspend or terminate the Plan except that no amendment shall be made that would impair the rights of any Participant under any Award previously granted and except that no amendment shall be made which, without the approval of the shareholders of the Company, that would (i) materially increase the number of shares that may be issued under the Plan;  (ii) materially increase the benefits accruing to the Participants under the Plan;  or (iii) materially modify the requirements as to eligibility for participation in the Plan.

Types of Awards

The Plan allows the award of stock options and shares of restricted stock.  Stock options granted under the Plan may be either incentive stock options (an “ISO”) qualifying under Section 422 of the Internal Revenue Codes of 1986, as amended (the “Code”) or non-qualified stock options (a “NQSO”).

Shares Authorized for Issuance

The total number of shares of Common Stock authorized for issuance under the Plan is 125,000 shares.  As of the date hereof, a total of 691,463 shares of our Common Stock were issued and outstanding.

Stock Options

The Plan authorizes the grant of ISOs and NQSOs (collectively, “Options”). The terms applicable to such Options will be determined by the Committee, but an Option generally will not be exercisable after ten years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs.  The exercise price for each Option shall not be less than the fair market value of the Common Stock on the date of grant.  All other Option terms will be determined by the Committee in its sole discretion.

Restricted Stock

Shares of restricted stock may be issued pursuant to the provisions of the Plan.  Restricted stock shall be subject to such terms and conditions as the Committee determines, including without limitation, restrictions on the sale or the disposition of the stock and the possible forfeiture of such stock upon failure to meet certain requirements.

Shares Subject to the Plan

Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan.

In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

Upon the occurrence of a change in control, the Committee may accelerate the vesting and exercisability of outstanding Options in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a change in control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the fair market value of such shares immediately prior to such change in control over the exercise price per share of such Option.

Term

No Award shall be granted pursuant to the Plan on or after the date which is ten years from the date the Plan is approved by the shareholders, but Awards theretofore granted may extend beyond that date.

Certain Federal Income Tax Consequences

Incentive Stock Options. An optionee generally will not recognize income on the grant of an ISO, and an optionee generally will not recognize income on the exercise of an ISO. Under these circumstances, no deduction will be allowable to the Company in connection with either the grant of such Options or the issuance of shares upon exercise thereof.

However, if the exercise of an ISO occurs more than three months after the optionee ceased to be an employee for reasons other than death or disability (or more than one year thereafter if the optionee ceased to be an employee by reason of permanent and total disability), the exercise will not be treated as the exercise of an ISO, and the optionee will be taxed in the same manner as on the exercise of a NQSO, as described below.

To the extent the aggregate fair market value (determined at the time the Options are granted) of shares subject to an ISO that become exercisable for the first time by any optionee in any calendar year exceeds $100,000 the Options will be treated as Options which are not ISOs, and the optionee will be taxed upon exercise of those excess Options in the same manner as on the exercise of NQSO, as described below.

Gain or loss from the sale or exchange of shares acquired upon exercise of an ISO generally will be treated as capital gain or loss. If, however, shares acquired pursuant to the exercise of an ISO are disposed of within two years after the Option was granted or within one year after the shares were transferred pursuant to the exercise of the Option, the optionee generally will recognize ordinary income at the time of the disposition equal to the excess over the exercise price of the lesser of the amount realized or the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time such shares became either transferable or not subject to a substantial risk of forfeiture). If, however, such disposition is not a sale or exchange with respect to which a loss (if sustained) would be recognized, the ordinary income is the excess of the fair market value of the shares at the time of exercise (or, in certain circumstances, at the time they became either transferable or not subject to substantial risk of forfeiture) over the exercise price. Gain recognized on the disposition in excess of the ordinary income resulting therefrom will be capital gain and any loss recognized on the disposition will be capital loss. If an optionee recognizes ordinary income as a result of a disposition as described in this paragraph, the Company will be entitled to a deduction of the same amount.

The exercise of an ISO may result in a tax to the optionee under the alternative minimum tax because as a general rule the excess of the fair market value of stock received on the exercise of an ISO over the exercise price is defined as an item of “tax preference” for purposes of determining alternative minimum taxable income.

Non-qualified Options. A participant will not recognize income on the grant of a NQSO, but generally will recognize income upon the exercise of a NQSO. The amount of income recognized upon the exercise of a NQSO will be measured by the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price, provided that the shares issued are either transferable or not subject to a substantial risk of forfeiture.

If shares received on the exercise of a NQSO are nontransferable and subject to a substantial risk of forfeiture then, unless the optionee elects to recognize income at the time of receipt of such shares, the optionee will not recognize ordinary income until the shares become either transferable or not subject to a substantial risk of forfeiture.

In the case of ordinary income recognized by an optionee as described above in connection with the exercise of a NQSO, the employer corporation will be entitled to a deduction in the amount of ordinary income so recognized by the optionee.

Stock Awards. Participants who receive shares of restricted stock will generally not recognize taxable income until expiration of the restricted period and the satisfaction of any other conditions applicable to the restricted stock. At that time, the participants will generally recognize taxable income equal to the then fair market value of Common Stock and the Company will generally then be entitled to a corresponding deduction. However, under Section 83(b) of the Code, the Participant may elect to recognize ordinary income as of the date of grant and the Company would then be entitled to a corresponding deduction at that time.

Tax Treatment of Company.  Subject to any withholding requirement, the standard of reasonableness, and (if applicable) Section 162(m) of the Code, the Company generally will be entitled to a deduction to the extent any participant recognizes ordinary income from an award granted under the 2006 Plan.

General. The rules governing the tax treatment of Awards that may be granted under the Plan are quite technical, so that the above description of tax consequences is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are, of course, subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state laws may not be the same as under the federal income tax laws.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF COMMON STOCK

UPON EXERCISE OF THE SERIES B WARRANTS

IN ACCORDANCE WITH APPLICABLE NASDAQ LISTING RULES

Background

As previously reported, we entered into a Securities Purchase Agreement pursuant to which we issued in a private placement (the “Financing”) (i) 483,657 shares of our Common Stock and (ii) Series B Warrants, exercisable for up to 483,657 additional shares of our Common Stock.  The Financing was closed pursuant to the approval of our shareholders granted at the annual meeting of shareholders held on August 14, 2012 (the “Shareholder Approval”).  The Shareholder Approval was limited, however, to the issuance of a maximum of 500,000 shares of our Common Stock.  Accordingly, the shares of Common Stock which may be issued pursuant to the exercise of the Series B Warrants have not been approved by the shareholders.

Reasons for this Proposal

Our Common Stock is currently listed on the NASDAQ Capital Market, and therefore we are subject to the NASDAQ Listing Rules.

Pursuant to NASDAQ Stock Market Listing Rule 5635(d)(2), if an issuer intends to issue securities in a transaction that could result in the issuance of more than 20% of the issued and outstanding shares of the issuer’s common stock on a pre-transaction basis for less than the greater of book or market value for such stock, the issuer generally must obtain the prior approval of its stockholders prior to such issuance.  Shareholder Approval is required for issuance of the 483,657 shares of Common Stock issuable pursuant to exercise of the Series B Warrants.

The Majority Shareholders have approved the issuance of shares of Common Stock pursuant to exercise of the Series B Warrants by written consent.  This action will become effective 20 business days after the date we first send or give this Information Statement to our shareholders.  No other shareholder consents will be obtained in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the shares of Common Stock beneficially owned by all Executive Officers and Directors as a group as of November 12, 2012.

Title of Class	Name of Beneficial Owner	Amount and Nature of Ownership		Percent Of Class
Common	Douglas T. Brown	1,353	(1)	*
Common	Robert L. Clayton	63	(1)	*
Common	Claire L. Kruger	275	(1)	*
Common	Robert A. Lodder, Jr.	177	(1)	*
Common	Aris Melissaratos	1,240	(1)	*
Common	Thomas B. Peter	1,192	(1)	*
Common	Robert J. Vander Zanden	1,308	(1)	*
Common	All Executive Officers and Directors as a Group	5,608	(1)	0.8%

*                                         Less than 1% of the outstanding shares of our Common Stock.

(1)         Included in the number of shares beneficially owned by D.T. Brown, R.L. Clayton, C.L. Kruger, R.A. Lodder, A. Melissaratos, T.B. Peter, R.J. Vander Zanden and All Executive Officers and Directors as a Group are 1,159, 63, 125, 63, 1,159, 1,159, 1,159 and 4,887 shares, respectively, which such persons have a right to acquire within 60 days pursuant to stock options.

All directors and executive officers as a group, beneficial owners of 5,608 shares of Common Stock, owned 0.8% of the 691,463 outstanding shares. With the exception of Cede & Co., the holder of record for certain brokerage firms and banks, no other person is known by us to own beneficially more than 5% of our outstanding Common Stock.

In December 2010, the Company and American Stock Transfer and Trust Company, LLC, as Rights Agent, entered into a First Amendment to Rights Agreement to amend the Rights Agreement dated as of February 16, 2001 between the Company and the Rights Agent.  The Amendment extends the term of the Rights Agreement.  The Rights Agreement was scheduled to expire on December 31, 2010.  The Amendment extends the term of the Rights Agreement through December 31, 2012.

The Rights Agreement provides each Stockholder of record a dividend distribution of one “right” for each outstanding share of the Company’s Common Stock.  Rights become exercisable at the earlier of ten days following:  (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company’s Common Stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 10% or more of the outstanding Common Stock of the Company.  All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on December 31, 2012.  Each right entitles a Stockholder to acquire, at a stated purchase price, 1/100 of a share of the Company’s preferred stock, which carries voting and dividend rights similar to one share of its Common Stock.  Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of the Company’s Common Stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the Common Stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement.  At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $0.001 per right.  The Board may also amend any provisions of the Agreement prior to exercise.

EXECUTIVE COMPENSATION

In 2007, the Compensation Committee hired an outside company, Equilar, Inc., to compare the total compensation of our executives to the total compensation of fourteen (14) companies identified by Equilar, Inc. to be peer companies to us. The Equilar Report on Executive Compensation showed that our executives are not compensated at the same level as colleagues in peer companies. Based upon our fiscal health, however, it has been determined by the Compensation Committee that no special efforts should be made to bring executive total compensation to equivalent levels of those in peer companies. The Compensation Committee recommended to the Board the salary adjustments for our executive officers. In 2011, the Board approved annual salaries for Dr. Kruger, Dr. Lodder and Mr. Clayton of $286,443, $233,398, and $212,180, respectively.

The following Summary of Compensation table sets forth the compensation paid by the Company during the two years ended December 31, 2011, to all Executive Officers earning in excess of $100,000 during any year.

Summary of Compensation

							Change in
							Pension Value
							and Non-
						Non-Equity	Qualified
				Stock	Option	Incentive Plan	Deferred	All Other
Name and			Bonus	Award	Award	Compensation	Compensation	Compensation
Principal Position	Year	Salary ($)	($)	($)	($)(1)	($)(2)	Earnings ($)	($)	Total ($)
C. Kruger	2011	278,100	—	—	531	139,050	—	—	417,681
CEO and COO	2010	270,000	—	—	—	135,000	—	—	405,000

R. Lodder	2011	226,600	—	—	273	90,640	—	—	317,513
President	2010	220,000	—	—	—	88,000	—	—	308,000

R. Clayton	2011	206,000	—	—	273	72,100	—	—	278,373
CFO and Treasurer	2010	200,000	—	—	118	70,000	—	—	270,118

(1)          On November 15, 2011, C. Kruger, R. Lodder and R. Clayton were granted stock options for 500, 250, and 250 shares, respectively.  On February 17, 2006, R. Clayton was granted stock options for 100 shares.  Information regarding forfeiture and assumptions made in the valuation are disclosed in Note 7 of the Company’s Annual Financial Statements.

(2)          Awards pursuant to the Spherix Incorporated Incentive Compensation Plan.

Outstanding Equity Awards at Fiscal Year-End

	Securities	Securities			or Units	Shares or
	Underlying	Underlying			of Stock	Units of
	Unexercised	Unexercised	Option	Option	that have	Stock that
	Options (#)	Options (#)	Exercise	Expiration	not Vested	have not
Name	Exercisable	Unexercisable	Price ($)	Date	(#)	Vested ($)
C. Kruger	—	500	$40.00	11/14/2016	—	—
R. Lodder	—	250	$40.00	11/14/2016	—	—
R. Clayton	—	250	$40.00	11/14/2016	—	—

Potential Payment Upon Termination or Change in Control

We have agreed to pay our officers one year salary and health and welfare (COBRA) benefits upon termination by us or following a change of control.

Unless otherwise agreed by the Board of Directors, the other staff members would be entitled to severance upon termination of employment pursuant to the Company’s severance policy. The policy provides:

Completed Service Years	Severance Pay
Less than 1 year	10 days
1 but less than 2 years	15 days
2 but less than 3 years	20 days
3 but less than 4 years	25 days
4 or more years	30 days

No other named Executive Officer has any commitment for payments upon a change of control of the Company.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2011.

Name	Fees Earned Paid in Cash ($)	Options ($)	All Other Compensation ($)	Total ($)
Douglas T. Brown	22,800	8,550	—	31,350
Aris Melissaratos	21,400	8,550	—	29,950
Thomas B. Peter	17,800	8,550	—	26,350
Robert J. Vander Zanden	32,400	8,550	—	40,950

Non-employee directors receive the following annual compensation for service as a member of the Board:

Annual Retainer	$5,000	To be paid in cash at May Board Meeting annually.
Stock Options	$10,000

To be calculated by dividing $10,000 by the closing stock price the day the Stock Options are awarded; and at the May Board Meeting annually thereafter. The Options will vest in full on the day of award and will be exercisable for a period of five (5) years.

Board Meeting Fees	$2,500	To be paid for all in-person Board Meetings. Members must be present to be paid.
Committee Meeting Fees	$800	To be paid for all in-person Committee Meetings. Members must be present to be paid.
Teleconference Fees	$300	To be paid for all teleconferences called by either the Chairman of the Board, the President, or by the Chairman of the relevant Committee. Members must be on-line to be paid.
Additional Retainer for the Chairman of the Board	$5,000	To be paid in cash upon election annually.
Additional Retainer for the Chairman of the Audit Committee	$1,000	To be paid in cash at May Board Meeting annually.

DISSENTERS’ RIGHTS OF APPRAISAL

Under the General Corporation Laws of Delaware, our shareholders are not entitled to dissenters’ appraisal rights with respect to any of the Proposals, and we do not intend to independently provide shareholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties.  All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement.  The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated.  These uncertainties and other risk factors include, but are not limited to:  changing economic and political conditions in the United States and in other countries;  the ability to integrate effectively acquired companies;  the loss of current customers or the inability to obtain new customers;  war or other acts of political unrest;  changes in governmental spending and budgetary policies;  governmental laws and regulations surrounding various matters such as environmental remediation, contract pricing, and international trading restrictions;  customer product acceptance;  continued access to capital markets;  and foreign currency risks.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement.  The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

As previously described under Proposal 2, 125,000 shares of our Common Stock will be reserved for future issuance to directors, officers, consultants, advisors and employees of the Company and its subsidiaries under the Plan. Accordingly, members of the Board of Directors and executive officers of the Company will likely be recipients of Awards under the Plan.

ADDITIONAL INFORMATION

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You can request copies of these documents by writing to the SEC and paying a fee for the copying cost.  Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms.  Our SEC filings are also available at the SEC’s web site at www.sec.gov and our website at www.spherixincorporated.com.  We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

Incorporation of Certain Information By Reference

The SEC allows us to incorporate by reference information into this Information Statement, which means that we can disclose important information to you by referring you to another document that we have filed separately with the SEC.  The information incorporated by reference is deemed to be part of this Information Statement.

This Information Statement incorporated by reference herein is our Current Report on Form 8-K filed with the SEC on November 8, 2012.

Copies of documents incorporated by reference, excluding exhibits except to the extent such exhibits are specifically incorporated by reference, are available from us without charge, upon oral or written request to:

SPHERIX INCORPORATED

6430 Rockledge Drive

Westmoreland Building #503

Bethesda, Maryland  20817

(301) 897-2540

By Order of the Board of Directors

/s/ Claire L. Kruger
Claire L. Kruger, Chief Executive Officer
and Chief Operating Officer

November         , 2012

ATTACHMENT A

CERTIFICATE OF AMENDMENT

SPHERIX INCORPORATED

Spherix Incorporated, a corporation organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that:

FIRST:                                The charter of the Corporation is hereby amended by deleting the first paragraph in Article FOURTH in its entirety and by substituting in lieu thereof the following:

The total number of shares of stock which the corporation has authority to issue is fifty-five million (55,000,000) shares, fifty million (50,000,000) of which shall be Common Stock of the par value of $0.0001 per share, and five million ($5,000,000) of which shall be Preferred Stock of the par value of $0.0001 per share.

SECOND:                 The foregoing amendment of the Corporation’s charter was duly adopted pursuant to a resolution of its board of directors and approved by its stockholders via a written consent executed by the holders of a majority of the issued and outstanding shares of the Corporation pursuant to Section 228 of the Delaware General Corporation Law, all in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

THIRD:                           Upon this Certificate of Amendment becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Date”), each share of Common Stock, par value $0.01 per share, issued and outstanding immediately before the Effective Date, shall be and hereby is, reclassified as and changed into one share of Common Stock, par value $0.0001 per share, and each share of Preferred Stock, par value $0.01 per share, issued and outstanding before the Effective Date, shall be and hereby is, reclassified and changed into one share of Preferred Stock, par value $0.0001 per share.

IN WITNESS WHEREOF, SPHERIX INCORPORATED has caused these presents to be signed in its name and on its behalf by its Chief Executive Officer and its corporate seal to be hereunder affixed and attested by its Secretary on this            day of November, 2012.

ATTEST:	SPHERIX INCORPORATED

Katherine M. Brailer, Secretary	Claire L. Kruger, Chief Executive Officer and
Chief Operating Officer

ATTACHMENT B

SPHERIX INCORPORATED
2012 EQUITY INCENTIVE PLAN

1.                                      Purpose of the Plan.

This 2012 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Spherix Incorporated, a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended.  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.                                      Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan.  The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.                                      Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.                                      Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 125,000 shares of the Company’s common stock (the “Stock”), shall be subject to the Plan.  The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose.  Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan.  Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5.                                      Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)                                 Option Price.  The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant.  The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The exercise price for each Option shall be subject to adjustment as provided in Section 8 below.  “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b)                                 Option Term.  The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)                                  Exercisability.  Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i)                                     a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)                                  the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)                               the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)                              a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d)                                 Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)                                  Non-transferability of Options.  Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f)                                   Termination by Death.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g)                                  Termination by Reason of Disability.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.  “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h)                                 Termination by Reason of Retirement.  Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i)                                     Other Terminations.  Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter.  The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i)                                     In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety.  For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company.  Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii)                                  In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee.  Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control.  For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)                               the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)                               a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)                               the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j)                                    Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6.                                      Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a)                                 Grantee rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b)                                 Issuance of Certificates.  The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)                                  Delivery of Certificates.  Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)                                 Forfeitability, Non-transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)                                  Change of Control.  Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f)                                   Termination of Employment.  Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power.  The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.                                      Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.                                      Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code.  Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.                                      Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the

Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10.                               Taxes.

(a)                                 The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)                                 If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)                                  If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.                               Effective Date of Plan.

The Plan shall be effective on December 31, 2012; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 31, 2013, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12.                               Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a)                                 materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b)                                 materially increase the benefits accruing to the Participants under the Plan;

(c)                                  materially modify the requirements as to eligibility for participation in the Plan;

(d)                                 decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e)                                  extend the term of any Option beyond that provided for in Section 5(b).

(f)                                   except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly.  The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.                               Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.                               General Provisions.

(a)                                 Certificates.  All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)                                 Employment Matters.  Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)                                  Limitation of Liability.  No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)                                 Registration of Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15.                               Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.                               Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.